TherapeuticsMD, Inc. 8-K

Exhibit 99.2

1 1 3Q 2019 Earnings November 6, 2019 Building a Premier Women’s Health Portfolio

2 2 Forward - Looking Statements This presentation by TherapeuticsMD , Inc . (referred to as “we” and “our”) may contain forward - looking statements . Forward - looking statements may include, but are not limited to, statements relating to our objectives, plans and strategies, as well as statements, other than historical facts, that address activities, events or developments that we intend, expect, project, believe or anticipate will or may occur in the future . These statements are often characterized by terminology such as “believe,” “hope,” “may,” “anticipate,” “should,” “intend,” “plan,” “will,” “expect,” “estimate,” “project,” “positioned,” “strategy” and similar expressions and are based on assumptions and assessments made in light of our managerial experience and perception of historical trends, current conditions, expected future developments and other factors we believe to be appropriate . Forward - looking statements in this presentation are made as of the date of this presentation, and we undertake no duty to update or revise any such statements, whether as a result of new information, future events or otherwise . Forward - looking statements are not guarantees of future performance and are subject to risks and uncertainties, many of which may be outside of our control . Important factors that could cause actual results, developments and business decisions to differ materially from forward - looking statements are described in the sections titled “Risk Factors” in our filings with the Securities and Exchange Commission (SEC), including our most recent Annual Report on Form 10 - K and Quarterly Reports on Form 10 - Q, as well as our current reports on Form 8 - K, and include the following : our ability to maintain or increase sales of our products ; our ability to develop and commercialize IMVEXXY, ANNOVERA, BIJUVA and its hormone therapy drug candidates and obtain additional financing necessary therefor ; whether we will be able to comply with the covenants and conditions under our term loan facility, including the conditions to draw additional tranches there under ; the potential of adverse side effects or other safety risks that could adversely affect the commercialization of our current or future approved products or preclude the approval of our future drug candidates ; the length, cost and uncertain results of future clinical trials ; our reliance on third parties to conduct our clinical trials, research and development and manufacturing ; the ability of our licensees to commercialize and distribute our products ; the effects of laws, regulations and enforcement ; the competitive nature of the industries in which we conduct our business ; the availability of reimbursement from government authorities and health insurance companies for our products ; the impact of product liability lawsuits ; the influence of extensive and costly government regulation ; the volatility of the trading price of our common stock ; and the concentration of power in our stock ownership . This non - promotional presentation is intended for investor audiences only .

3 3 Trend in Net Revenue Prenatal Vitamin Prenatal Vitamin Prenatal Vitamin Prenatal Vitamin Prenatal Vitamin IMVEXXY IMVEXXY IMVEXXY IMVEXXY IMVEXXY BIJUVA BIJUVA ANNOVERA Licensing Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 Net Revenue Q3 2018 $3.5M Net Revenue Q3 2019 $23.7M Net Revenue Q2 2019 $6.1M

4 4 3Q19 Financial Results - Total Product Revenue Came in at Upper End of Guidance - FDA - Approved Products Net Revenue Prenatal Vitamins Net Revenue Total TXMD Product Net Revenue 3Q2019 Guidance 3Q2019 Financial Results $4.50 - $6.50M $2.25 - $2.50M $6.75 - $9.00M ▪ As our sales force focus shifts to our FDA - approved products and payer headwinds continue to increase for prenatal vitamins, we anticipate prenatal vitamins will continue to become a smaller percentage of overall company revenues $5.7M $2.5M $8.2M

5 5 14,500 46,500 75,100 106,700 135,000 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 Net Revenue vs. Sales of Units to Patients IMVEXXY NET REVENUE IMVEXXY TRX 53% 27% 1. Total prescription data is based on IQVIA prescriber level data plus additional unique patient data identified through utiliz ati on of our affordability program. This includes up to two weeks of estimation for the lag in reporting retail data, which can cause minor fluctuations in historical comparisons. IMVEXXY Net Revenue Growth Faster than Unit Growth 55% 42% 137% 61% $2.0M $0.9M $0.2M $4.8M $3.1M

6 6 $134,000 $490,000 4,700 15,800 Q2 2019 Q3 2019 Net Revenue vs. Sales of Units to Patients BIJUVA NET REVENUE BIJUVA TRX BIJUVA Net Revenue Growth Faster than Unit Growth 265% 236% 1. Total prescription data is based on IQVIA prescriber level data plus additional unique patient data identified through utiliz ati on of our affordability program. This includes up to two weeks of estimation for the lag in reporting retail data, which can cause minor fluctuations in historical comparisons.

7 7 ANNOVERA LAUNCH INSIGHTS ▪ ANNOVERA launched late in third quarter with recorded sales of $400,000 ▪ Initial average net revenue of ~$1,250 per unit

8 8 Financial Summary ▪ Operating expenses – SG&A expenses ▪ Net loss and basic & diluted per share

9 9 Cash Balance at End of Each Quarter (Millions) $107.4 $154.4 $190.0 $161.6 $122.9 $182.9 $155.3 Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019

10 10 Proforma Cash Balance at End of Each Quarter with Equity Raise (Millions) $107.4 $154.4 $190.0 $161.6 $122.9 $182.9 $155.3 $77.0 Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 Proforma Cash $232.3M Equity Raise

11 11 Non - Dilutive Term Loan Financing Amount ($) TXMD Company Milestone 1 Contractual Timing Tranche 1 $200M Closing of the facility Completed in April 2019 Tranche 2 $50M Designation of ANNOVERA as a new category of birth control by the U.S. Food and Drug Administration on or prior to December 31, 2019 4Q 2019 Tranche 3 $50M Achieving $11M in net revenues from IMVEXXY, BIJUVA and ANNOVERA for the fourth quarter of 2019 First Quarter of 2020 Audited financials required (Feb/Mar 2020) $200M accessed to date with up to additional $100M through Specific Company Milestones 1. TXMD Company Milestones are draw triggers for additional tranches of funding only and are not affirmative covenants that the company must otherwise meet. Ability to draw additional tranches is also subject to satisfaction (or waiver) of other customary conditions precedent.

12 12 Reaffirm 4Q2019 Financial Guidance FDA - Approved Products Net Revenue Prenatal Vitamins Net Revenue Total TXMD Product Net Revenue 4Q2019 Estimate Important Guidance Notes: ▪ As our sales force focus shifts to our FDA - approved products and payer headwinds continue to increase for prenatal vitamins, we anticipate prenatal vitamins will continue to become a smaller percentage of overall company revenues $11.00 - $13.00M $1.75 - $2.25M $12.75 - $15.25M

13 13 COMMERCIAL UPDATE

14 14 * Calculated Net Revenue per Unit = GAAP Net Revenue divided by number of Prescriptions filled by patients in period $15 $18 $27 $29 $35 15% 21% 26% 34% 38% 52% Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 Q4 2019 (Est) CALCULATED IMVEXXY NET REVENUE PER UNIT IMVEXXY OVERALL ADJUDICATION RATE Estimated $48 - $52 IMVEXXY Calculated Net Revenue Per Unit Increases as Adjudication Rates Increases ▪ Start of copay optimization on 10/1/19 increased cost from $35 to $50 for non - covered patients ▪ Cost of copay program anticipated to continue to decrease for fourth quarter as patients with high deductible plans meet their OOP ▪ Overall adjudication rate in October increased 14% over 3Q19

15 15 Improvement in Adjudication Rates 2Q19 3Q19 Sept 2019 Oct 2019 Commercial Adjudication % 50% 55% 62% 72% Medicare Part D Adjudication % 8% 12% 13% 17% Overall % 34% 38% 43% 52% ▪ Addition of CVS in September contributing to overall adjudication rates ▪ Adjudication in Commercial Patients at 72% in October

16 16 BIJUVA Calculated Net Revenue Per Unit Increases as Adjudication Rates Increase $29 $31 34% 45% 56% Q2 2019 Q3 2019 Q4 2019 (Est) CALCULATED BIJUVA NET REVENUE PER UNIT BIJUVA OVERALL ADJUDICATION RATE Estimated $40 - $46 * Calculated Net Revenue per Unit = GAAP Net Revenue divided by number of Prescriptions filled by patients in period ▪ Start of copay optimization on 10/1/19 increased cost from $35 to $50 for non - covered patients ▪ Cost of copay program anticipated to continue to decrease for fourth quarter as patients with high deductible plans meet their OOP ▪ Overall adjudication rate in October increased 11% over Q3

17 17 2Q19 3Q19 Sept 2019 Oct 2019 Commercial Adjudication % 38% 50% 54% 62% Medicare Part D Adjudication % 7% 15% 14% 21% Overall % 34% 45% 49% 56% ▪ Addition of United, OptumRx in August and Cigna in September contributing to overall adjudication rates Improvement in Adjudication Rates

18 18

19 19 ANNOVERA Commercial Payer Update Already Achieved ~62% Unrestricted Access 1 Plan % of Lives 2 Status 3 CVS 16% Adjudicating with no copay as of October 2019 ESI 16% Adjudicating at T3 as of September 2019 United 8% In discussions Anthem 7% Adjudicating at T3, no copay as of August 2019 Prime 6% In discussions OptumRx 6% In discussions Kaiser 5% In discussions Aetna 4% No copay at in network pharmacies for a majority of lives as of October 2019 Cigna 4% Adjudicating at T3 as of August 2019 EnvisionRx 2% Adjudicating as of November 2019 Top 10 Plans Account for ~74% of all Commercial Pharmacy Lives 1 Adjudication of claim by payer: ANNOVERA is on payer formulary as covered product and is being submitted to insurance company for payment by payer to pharmacy. 1 MMIT November 2019 (Account Insights) and CVS Preventative Drug List 2 Plan numbers as of October 2019 3 Adjudication status from MMIT November 2019 and Account Insights New Kaiser Washington covering at no copay New New

20 20 ANNOVERA Status STARTED SOFT - LAUNCH 36 REPS + SALES MANAGEMENT PILLPACK PARTERSHIP LAUNCHED 4Q19 EXPECTED NET REVENUE PER UNIT RANGE $1,250 to $1,400

No Image 21 21 CONTRACEPTION PRENATAL CARE CONTRACEPTION/ FAMILY PLANNING - PERIMENOPAUSE VASOMOTOR SYMPTOMS DYSPAREUNIA (Vulvar & Vaginal Atrophy) REPRODUCTIVE HEALTH MENOPAUSE MANAGEMENT Prenatal Vitamins The Power of a Women’s Health Portfolio

22 22

23 23 APPENDIX

24 24 ANNOVERA Deal Terms ▪ Upon FDA approval: $20M ▪ First commercial batch release: $20M ▪ $200M in cumulative net sales: $40M ▪ $400M in cumulative net sales: $40M ▪ $1B in cumulative net sales: $40M Milestone Payments Royalty % Step structure: ▪ Annual net sales < $50M: 5% ▪ Annual net sales > $50M and < $150M: 10% ▪ Annual net sales > $150M: 15% ▪ TXMD and Population Council jointly responsible for one observational PMR study * Additional Cost Considerations *Costs exceeding $20M to be shared with Population Council

3Q 2019 Key Performance Metrics

IMVEXXY


Imvexxy

- IMVEXXY net revenue totaled $4.8M for 3Q19 (up from $3.1M for 2Q19)
  - Net revenue continues to grow faster than units due to improving adjudication rates
  - TRx increased 26% to ~134,000 units for 3Q19 (up from106,000 for 2Q19)
  - Overall adjudication increased to 38% (up from 34% for 2Q19)

BIJUVA


Bijuva

- BIJUVA net revenue totaled $491,000 for 3Q19 (up from $134,000 for 2Q19)
  - TRx increased to 15,800 units for 3Q19 (up from 4,600 for 2Q19)
  - Overall adjudication increased to 45% (up from 34% for 2Q19)

ANNOVERA


Annovera

- ANNOVERA net revenue totaled $400,000 for 3Q19
  - Strong initial commercial net revenue of ~$1,250 per unit with the potential for improvement[2]

[1] $1,250 assumes patients meeting the criteria of 1) commercially insured patient or 2) approved via a Medical Necessity Letter. Does not include cash pay sales.

TherapeuticsMD
For Her. For Life. 25

Imvexxy (estradiol vaginal inserts)

IMVEXXY October Launch Metrics

IMVEXXY Launch Metrics	
Total paid scripts[1] (October 1-31, 2019)	~41,500
Total patients (since launch through October 31, 2019)	~103,900
Total prescribers[2] (since launch through October 31, 2019)	~16,400

[1] Total prescription data is based on IQVIA prescriber level data plus additional unique patients identified through utilization of our affordability program. This includes up to two weeks of estimation for the lag in reporting retail data, which can cause minor fluctuations in historical comparisons.
[2] Total Unique Prescribers that have sent a prescription to a pharmacy for at least 1 patient for IMVEXXY.

TherapeuticsMD®
For Her. For Life.
26

27 27 Launch Results Remain Strong References: 1. Total prescription data is based on IQVIA prescriber level data plus additional unique patient data identified through utiliz ati on of our affordability program. This includes up to two weeks of estimation for the lag in reporting retail data, which can cause minor fluctuations in historical comparisons. 2. Osphena and Intrarosa data sourced from Symphony Health Integrated Dataverse . 3. Vagifem data sourced from IQVIA National Prescriber Level Data. 4. Market share data based on IQVIA prescriber level data plus additional unique patient data identified through utilization of our affordability program. All trademarks are the property of their respective owners. *Month 16 for IMVEXXY is October 2019 % Market Share Month 1 Month 2 Month 3 Month 4 Month 5 Month 6 Month 7 Month 8 Month 9 Month 10 Month 11 Month 12 Month 13 Month 14 Month 15 Month 16 Month 17 Month 18 Imvexxy 200 6,300 8,400 13,300 14,400 19,800 23,500 23,600 28,100 31,200 37,700 37,500 45,500 44,600 44,900 41,500 Vagifem 25mcg 300 3,500 8,800 12,600 17,800 21,000 24,000 26,700 28,700 36,200 37,200 43,200 45,900 47,900 52,600 48,700 57,700 56,500 Osphena 0 700 1,700 2,700 3,500 5,100 6,100 7,300 9,200 10,500 13,300 14,500 16,600 18,100 19,000 19,400 19,800 20,800 Intrarosa 100 1,400 2,400 3,900 5,100 6,300 6,900 7,600 9,700 10,600 12,600 13,800 14,700 16,500 16,100 19,200 19,200 20,600 Market Share 0.0% 1.3% 1.9% 2.7% 3.0% 4.0% 4.9% 5.7% 6.0% 6.6% 7.7% 7.9% 9.0% 8.8% 9.1% 8,400 19,800 28,100 37,500 44,600 44,900 41,500 8,800 21,000 28,700 43,200 47,900 52,600 48,700 57,700 56,500 1.9% 4.0% 6.0% 7.9% 9.1% -4.0% -2.0% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 0 10,000 20,000 30,000 40,000 50,000 60,000 70,000 Imvexxy TRx Launch Comparison *Month 16 for IMVEXXY is October 2019 % Market Share

28 28 Continued Strong Patient Adherence IMVEXXY: 4.0 fills/yr 3 (through Oct) • Vaginal creams: average 1.5 fills/yr 4 • Vaginal tablets: average 3.5 fills/yr 4 IMVEXXY Patient Adherence 1,2 Month Initial Prescription Filled Average # Fills for Those Patients Maximum Allowable Fills Given the Month of Initial Fill Oct 2019 1 Fill 1 Fill Sep 2019 1.7 Fills 2 Fills Aug 2019 2.3 Fills 3 Fills Jul 2019 2.9 Fills 4 Fills Jun 2019 3.3 Fills 5 Fills May 2019 3.7 Fills 6 Fills Apr 2019 4.3 Fills 7 Fills Mar 2019 4.8 Fills 8 Fills Feb 2019 5.2 Fills 9 Fills Jan 2019 5.7 Fills 10 Fills Dec 2018 6.0 Fills 11 Fills Nov 2018 6.7 Fills 12 Fills Oct 2018 6.8 Fills 13 Fills Sep 2018 7.2 Fills 14 Fills Aug 2018 8.5 Fills 15 Fills 1) Average number of fills per patient is the average number of fills per patient grouped by their initial month on therapy. 2) Total prescription data is based on IQVIA prescriber level data plus additional unique patients identified through utiliza tio n of our affordability program. 3) Average number of fills for all patients is calculated as Total Rx / Total Patients. 4) Total Rx/Patient Count Example of calculation: For patients who filled their initial prescription in November 2018, each of those patients averaged 6.7 fills from November 2018 through October 2019

29 29 Commercial Payer Status Achieved ~68% Unrestricted Commercial Access 1 9 of the Top 10 Commercial Payers Secured Plan % of Lives 2 Status 3 CVS 16% Adjudicating as of September 2019 ESI 16% Adjudicating as of 10/1/18 United 8% Adjudicating as of 3/1/19 Anthem 7% Adjudicating as of August 2018 Prime 6% Adjudicating as of 1/1/19 OptumRx 6% Adjudicating as of 1/1/19 Kaiser 5% In discussions Aetna 4% Adjudicating as of 1/1/2020 on a majority of plan designs Cigna 4% Adjudicating as of 12/15/18 EnvisionRx 2% Adjudicating as of 1/1/19 Top 10 Plans Account for ~74% of all Commercial Pharmacy Lives 1 Adjudication of claim by payer: IMVEXXY is on payer formulary as covered product and is being submitted to insurance company for payment by payer to pharmacy. 1 MMIT November 2019 (Account Insights) 2 Plan numbers as of October 2019 2 Adjudication status from MMIT November 2019 and Account Insights New New

30 30 Medicare Part D Payer Status Additional Decisions Expected This Quarter Plan % of Lives 2 Status 3 United 21% Adjudicating as of 2/1/19 Humana 18% Decision expected 4Q19 CVS Caremark 14% Decision expected 4Q19 Wellcare with Aetna lives 14% Decision expected 4Q19 Express Scripts/ Cigna 8% Decision expected 4Q19 Kaiser 4% Adjudicating maintenance pack as of 10/1/18 and starter pack as of 3/1/19 Anthem 3% Decision expected 4Q19 Envision 1% Decision expected 4Q19 Top 8 Plans Account for ~ 83 % of all Medicare Part D Pharmacy Lives 1 Adjudication of claim by payer: IMVEXXY is on payer formulary as covered product and is being submitted to insurance company for payment by payer to pharmacy. 1 MMIT November 2019 (Account Insights) 2 Plan numbers as of October 2019 3 Adjudication status from MMIT November 2019 and Account Insights

31 31 BIJUVA Update ▪ TXMD plans to submit a New Drug Application (NDA) supplement for the 0.5/100 mg dose of BIJUVA to FDA for approval ▪ After meeting with FDA, TXMD plans to submit an NDA efficacy supplement using existing REPLENISH Phase 3 data with new analyses ▪ Anticipate no new clinical trials required ▪ Plan to submit efficacy supplement in 4Q19 ▪ 10 month PDUFA date expected if the efficacy supplement is accepted for review ▪ Similar to IMVEXXY, TXMD expects vast majority of prescriptions to be the higher dose (1/100 mg) ▪ We believe a subset of healthcare providers would prescribe a lower dose option when titrating patients off of hormone replacement therapy (HRT), specifically in the BIO - IGNITE channel Plan to Submit BIJUVA 0.5/100 mg Dose Reason for Submission

32 32 BIJUVA Commercial Payer Update Additional Coverage Decisions Expected This Quarter Plan % of Lives 2 Status 3 CVS 16% In discussions ESI 16% Adjudicating as of 4/19/19 United 8% Adjudicating as of 8/1/19 Anthem 7% In discussions Prime 6% In discussions OptumRx 6% Adjudicating as of 8/1/19 Kaiser 5% In discussions Aetna 4% Adjudicating as of 4/2019 Cigna 4% Adjudicating as of 9/2019 EnvisionRx 2% Adjudicating as of 11/2019 Top 10 Plans Account for ~74% of all Commercial Pharmacy Lives 1 Adjudication of claim by payer: BIJUVA is on payer formulary as covered product and is being submitted to insurance company for payment by payer to pharmacy. Achieved ~55% Unrestricted Commercial Access 1 6 of the Top 10 Commercial Payers Secured 1 1 MMIT November 2019 and Account Insights 2 Plan numbers as of October 2019 3 Adjudication status from MMIT November 2019 and Account Insights New New

Bijuva 1mg/100mg
(estradiol and progesterone) capsules

BIJUVA October Launch Metrics

BIJUVA Launch Metrics	
Total paid scripts dispensed to patients[1] (since launch through October 31, 2019)	~26,900
Total paid scripts (October 1-31, 2019)	~6,500
Total patients (since launch through October 31, 2019)	~11,300
Total prescribers[2] (since launch through October 31, 2019)	~4,200

[1] Total prescription data is based on IQVIA prescriber level data plus additional unique patients identified through utilization of our affordability program. This includes up to two weeks of estimation for the lag in reporting retail data, which can cause minor fluctuations in historical comparisons.

[2] Total Unique Prescribers that have sent a prescription to a pharmacy for at least 1 patient for BIJUVA.

TherapeuticsMD®
For Her. For Life. 33

34 34 ANNOVERA Commercial Payer Update Already Achieved ~62% Unrestricted Access 1 Plan % of Lives 2 Status 3 CVS 16% Adjudicating with no copay as of October 2019 ESI 16% Adjudicating at T3 as of September 2019 United 8% In discussions Anthem 7% Adjudicating at T3, no copay as of August 2019 Prime 6% In discussions OptumRx 6% In discussions Kaiser 5% In discussions Aetna 4% No copay at in network pharmacies for a majority of lives as of October 2019 Cigna 4% Adjudicating at T3 as of August 2019 EnvisionRx 2% Adjudicating as of November 2019 Top 10 Plans Account for ~74% of all Commercial Pharmacy Lives 1 Adjudication of claim by payer: ANNOVERA is on payer formulary as covered product and is being submitted to insurance company for payment by payer to pharmacy. 1 MMIT November 2019 (Account Insights) and CVS Preventative Drug List 2 Plan numbers as of October 2019 3 Adjudication status from MMIT November 2019 and Account Insights New Kaiser Washington covering at no copay New New

35 35 ANNOVERA Commercial Payer Update Fast Uptake in Regional Plans Selected Regional Plan Coverage Adjudication of claim by payer: ANNOVERA is on payer formulary as covered product and is being submitted to insurance company for payment by payer to pharmacy. 1 Plan numbers as of October 2019 2 MMIT October 2019 and Account Insights Plan % of Lives 1 Status 2 MC - Rx (ProcareRx) 0.64% Adjudicating as of April 2019 Magellan Rx 0.4% Adjudicating as of August 2019 BCBS of Massachusetts 0.47% Adjudicating at no copay as of August 2019 EmblemHealth 0.26% Adjudicating at no copay as of September 2019 Excellus 0.24% Adjudicating as of September 2019 Wellmark 0.23% Adjudicating as of August 2019 Harvard Pilgrim 0.18% Adjudicating at no copay as of August 2019 Independent Health Association 0.06% Adjudicating as of August 2019 Geisinger 0.05% Adjudicating at no copay as of October 2019 BC of Idaho 0.00% Adjudicating at no copay as of September 2019 Summacare 0.00% Adjudicating at no copay as of September 2019 Clear Script PBM 0.00% Adjudicating as of August 2019 Univera Healthcare 0.00% Adjudicating as of August 2019 New

36 36 Total Addressable Birth Control Market NRx: 28M Average Net Revenue / Unit 1.0% 1.5% 2.0% 2.5% $1,000 $280M $420M $560M $700M $1,250 $350M $525M $700M $875M $1,500 $420M $630M $840M $1.05B $1,750 $490M $735M $980M $1.2B Percent of Market Based on Patient Count of 2.3M and 4 fills per year Average Net Revenue / Unit 25% 35% 45% 55% $80 $184M $257.6M $331.2M $404.8M $100 $230M $322M $414M $506M Total Addressable FDA Market : 3.8M Total Addressable Compounding Market : 12M Percent of Addressable Market Average Net Revenue / Unit 25% 35% 45% 55% $80 $316M $442.4M $568.8M $695.2M $100 $395M $553M $711M $869 M The Power of the Portfolio Multiple Paths to $1B of Peak Sales Diversified risk with 3 FDA - approved products, creating multiple paths to $1B peak sales opportunity Example: $230M (IMVEXXY), $395M (BIJUVA) and $420M (ANNOVERA) = $1B peak sales potential